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                                                                 EXHIBIT 10.15.1
                     [BRIGHAM OIL & GAS, L.P. LETTERHEAD]



                                 June 10, 1996

Via Overnight Delivery
Veritas Geophysical Ltd.
860 West Airport Freeway, Suite 509
Hurst, Texas  76054
Attention:  Mr. Edward Compton

                 Re: Anadarko Basin Seismic Operations Agreement dated February 15, 1996, by and between Brigham Oil & Gas, L.P. ("BOG") and Veritas Geophysical, Ltd. ("Veritas") (hereinafter referred to as the "Alliance Agreement")

Dear Ed:

         This letter amendment sets forth BOG's and Veritas' agreement to amend the Alliance Agreement to exclude our Cornhusker Project from the Alliance Agreement and to set forth our new arrangement for the acquisition of sand tires for the Alliance Seismic Crew's vibrator trucks.

                                       I.

         The parties hereto agree that the 3-D seismic operations being conducted for BOG's Cornhusker Project, located in Wheeler and Hemphill Counties, Texas, are being conducted by Veritas pursuant to a separate Basic and Supplemental Agreement executed by the parties and, therefore, such Cornhusker Project and the 3-D seismic operations conducted therein are hereby excluded from the Alliance Agreement. The parties hereto agree that the first BOG Project Area which shall be the subject of the Alliance Agreement shall be the Gold Project Area for which field seismic operations are expected to commence around June 24, 1996.

                                      II.

         As 3-D Operations for the first Project Area under the Alliance Agreement are not expected to commence until some time after the start of the Cornhusker Project, the parties hereby agree that the term for conducting 3-D Operations under the Alliance Agreement shall be increased from eighteen months to twenty-three months. As such, the parties hereto agree that the Alliance Agreement is hereby amended such that everywhere the word "eighteen" appears in Sections 2.2, 2.5 and 3.9 of the Alliance Agreement, such term shall be replaced with the word "twenty-three."
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Veritas Geophysical, Ltd.
Alliance Agreement Amendment
June 10, 1996
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                                      III.

         The parties have also agreed that model 28-L-26 ANS Goodyear Tractor Tires with Diamond Tread, or the equivalent thereof, are to be acquired by Veritas immediately and placed on the Alliance Seismic Crew's vibrator trucks. For a period of five years from the date of this letter agreement, or for the useful life of the tires, whichever comes first, Veritas shall maintain the acquired sand tires and BOG shall receive priority use of such sand tires for 3-D Operations which are conducted for BOG by Veritas. During the term of the Alliance Agreement the Alliance Seismic Crew's vibrator trucks shall always be equipped with the acquired sand tires unless BOG notifies Veritas otherwise.
As such, the parties agree that Section 2.7 of the Alliance Agreement is hereby deleted in its entirety and replaced with the following:

                 Section 2.7. Sand Tire Provisions. The Parties agree that Veritas shall immediately purchase and acquire sufficient model 28-L-26 ANS Goodyear Tractor Tires with Diamond Tread, or the equivalent thereof, to equip five of the Alliance Seismic Crew's vibrator trucks with such sand tires. During the term of this Agreement, five of the Alliance Seismic Crew's vibrator trucks shall always be equipped with such acquired sand tires unless BOG notifies Veritas otherwise.

         The parties hereto also agree that the Vibrator section of Exhibit E to the Alliance Agreement is hereby deleted in its entirety and replaced with the following:

         5-6   - Vibrators. Current configurations include Mertz 18 buggy mounted (44,250 pounds peak force), Hemi 48 buggy mounted (47,700 pounds peak force) and Mertz 18 HD buggy mounted (51,240 pounds peak force) units. Five (being the Vibrators in use) of the Vibrators are to be equipped with model 28-L-26 ANS Goodyear Tractor Tires with Diamond Tread, or the equivalent thereof, unless BOG requests otherwise. All Vibrators shall be equipped with Pelton Advance II electronics, and Vibra *Sig QC software.

         As the parties have now agreed to the provision of the above-described tires, the parties agree that the Sand Tire Exception and the "Sand Tire Excluded Project Area" concept is deleted from the Alliance Agreement everywhere it appears in same.

         As consideration for Veritas' acquisition of the model 28-L-26 ANS Goodyear Tractor Tires with Diamond Tread, or the equivalent thereof, as described above, the parties agree that the Turnkey Charge in Section 3.2 shall be increased in amount by $38.00 per square mile. As such, the parties hereto agree that Subsection J of Section 3.2 of the Alliance Agreement is hereby deleted in its entirety and replaced with the following:

                 J. The Total Turnkey Charge per square mile for a Project Area is then determined by adding together (i) twenty-five percent (25%) of the AVG, (ii) seventy-five percent (75%) of the RRLLN for the longest receiver line in the Project Area, and (iii)
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Veritas Geophysical, Ltd.
Alliance Agreement Amendment
June 10, 1996
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         thirty-eight dollars.  The Total Turnkey Charge per square mile for a
         Project Area being referred to in this Section 3.2 as the "TTCPM."

Therefore, the Turnkey Charge per square mile which is set forth in the two examples contained in Exhibit C to the Alliance Agreement shall be increased by $38.00 as follows:

         Project Area
         Example A
                 Turnkey Charge Per Square Mile
                 = (.25 * AVG) + (.75 * longest RRLLN) + $38
                 = (.25 * $15,056) + (.75 * $15,788) + $38
                 =  $3,764 + $11,841 + $38
                 =  $15,643

         Project Area
         Example B
                 Turnkey Charge Per Square Mile
                 = (.25 * AVG) + (.75 * longest RRLLN) + $38
                 = (.25 * $14,644) + (.75 * $15,265) + $38
                 =  $3,661 + $11,449 + $38
                 =  $15,148

         The parties agree that the consideration described above covers the cost of initially transporting and installing the model 28-L-26 ANS Goodyear Tractor Tires with Diamond Tread (or the equivalent thereof) on the Alliance Seismic Crew's Vibrators and any costs which are incurred by Veritas in the event that different Vibrators are used for the Alliance Seismic Crew and thus Veritas must transport and/or install the tires on different Vibrators. However, in the event that BOG requests that other tires be utilized for any Project Area and then decides to utilize the model 28-L-26 ANS Goodyear Tractor Tires with Diamond Tread (or the equivalent thereof) for a subsequent Project Area, BOG shall pay the actual costs incurred to truck the model 28-L-26 ANS Goodyear Tractor Tires with Diamond Tread (or the equivalent thereof) to the Alliance Seismic Crew. As such, the parties hereto agree that the fifth item of the "Excluded From the Turnkey Rate" Section of Exhibit B which provides that the cost of trucking sand tires is excluded from the Turnkey Charge, is hereby deleted in its entirety and replaced with the following:

         - In the event that BOG requests that the Alliance Seismic Crew's vibrators utilize tires other than the model 28-L-26 ANS Goodyear Tractor Tires with Diamond Tread (or the equivalent thereof) for a Project Area and then decides to utilize the model 28-L-26 ANS Goodyear Tractor Tires with Diamond Tread (or the equivalent thereof)for a subsequent Project Area, BOG shall pay the actual costs incurred to truck the model 28-L-26 ANS Goodyear Tractor Tires with Diamond Tread (or the equivalent thereof) back to the Alliance Seismic Crew for such subsequent Project Area.
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Veritas Geophysical, Ltd.
Alliance Agreement Amendment
June 10, 1996
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         If this letter amendment correctly sets forth Veritas' agreement and understanding with respect to the subject matter hereof, we ask that you have an authorized representative of Veritas execute the duplicate originals of same below and return one of such fully executed duplicate originals to our offices.

                                        Sincerely,
                                        BRIGHAM OIL & GAS, L.P.
                                        by Brigham Exploration Company,
                                        its Managing General Partner

                                        /s/ BEN M. BRIGHAM
                                        Ben M. Brigham, President / CEO





ACCEPTED AND AGREED this ___ day of ________ , 1996:

VERITAS GEOPHYSICAL, LTD.



By: /s/ EDWARD COMPTON
   --------------------------------
(name printed) Edward Compton
              ---------------------
Its: Operator Supervisor
    -------------------------------